Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:	Bill Aulet, CFO
978-932-2424
aulet@viisage.com

VIISAGE ANNOUNCES DELAY IN FORM 10-K FILING

BILLERICA, Mass., March 31, 2005 — Viisage (NASDAQ: VISG), a leading provider of advanced technology identity solutions, announced today that the filing of its Annual Report on Form 10-K for the year ended December 31, 2004 will be delayed beyond the Securities and Exchange Commission’s extended filing deadline of March 31, 2005 in order to provide additional time for the Company, its independent auditors and outside counsel to complete a review of pending litigation involving the Company and to assess their effect, if any, on the Company’s financial statements for the year ended December 31, 2004. The Company intends to file its Form 10-K as soon as practicable following the completion of this review, but management is not currently able to estimate the amount of time such review will require.

As a result of the Company’s delay in filing its Form 10-K for the year ended December 31, 2004, the Company expects to receive a notice from the Nasdaq National Market that it is not in compliance with the filing requirements for continued listing on Nasdaq and that its securities may be subject to delisting from the Nasdaq National Market. In addition, if the Company receives such notification, the Company expects that Nasdaq will add the letter “E” to the Company’s trading symbol “VISG” until the Company fulfills those filing requirements.

About Viisage

Viisage (NASDAQ: VISG) delivers advanced technology identity solutions for governments, law enforcement agencies and businesses concerned with enhancing security, reducing identity theft, and protecting personal privacy. Viisage solutions include secure credentials such as passports and drivers’ licenses, biometric technologies for uniquely linking individuals to those credentials, and credential authentication technologies to ensure the documents are valid before individuals are allowed to cross borders, gain access to finances, or granted other privileges. With over 3,000 installations worldwide, Viisage’s identity solutions stand out as a result of the Company’s industry-leading technology and unique understanding of customer needs. Viisage’s product suite includes FaceTOOLS® SDK, Viisage PROOF™, FaceEXPLORER®, Viisage iA-thenticate®, BorderGuard®, FacePASS™ and FaceFINDER®.

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Viisage through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements reflect the Company’s current views with respect to the future events or financial performance discussed in this release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “plan”, “assume” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the size and timing of contract awards, performance on contracts, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, the unpredictable nature of working with government agencies and other risks, uncertainties and factors including those described from time to time in Viisage’s filings with the Securities and Exchange Commission, including without limitation, Viisage’s Form 10-K for the year ended December 31, 2003 and its quarterly reports on Form 10-Q. Viisage expressly disclaims any obligation to update any forward-looking statements.

###